EXHIBIT 23 a.




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-8) pertaining to the registration of 24,516 shares of Lynch Corporation common stock and to the incorporation by reference therein of our report dated February 29, 1996, except for Note 6, as to which the date is April 8, 1996, with respect to the consolidated financial statements of Lynch Corporation incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1995 and the related financial statement schedules included therein, filed with the Securities and Exchange Commission.



Stamford, Connecticut                   /s/ Ernst & Young LLP

January 14, 1997
                                             EXHIBIT 23 b.



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference into this Form S-8 of our report dated February 5, 1996 on The Morgan Group, Inc. and incorporated by reference in The Morgan Group, Inc.'s Form 10K for the year ended December 31, 1995, and also included as an exhibit in Lynch Corporation's Form 10K for the year ended December 31, 1995, and to all references to our Firm included in or made a part of this registration statement.



ARTHUR ANDERSEN LLP



Chicago, Illinois
January 15, 1997

                                             EXHIBIT 23 c.







INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Lynch Corporation on Form S-8 of our report dated February 26, 1996, relating to the financial statements of Central Products Company, appearing in the Annual Report on Form 10-K of Lynch Corporation for the year ended December 31, 1995.



DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin
January 10, 1997

                                             EXHIBIT 23 d.



CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors
Capital Communications Company, Inc.
Bronxville, New York

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated January 26, 1996 on the financial statements of Capital Communications Company, Inc. which appears as Exhibit 99 in the annual report on Form 10-K of Lynch Corporation and subsidiaries, for the year ended December 31, 1995.



McGladrey & Pullen, LLP
New York, New York
January 15, 1997

                                             EXHIBIT 23 d.



CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors
Coronet Communications Company, Inc.
Bronxville, New York

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated January 26, 1996 on the financial statements of Coronet Communications Company, Inc. which appears as Exhibit 99 in the annual report on Form 10-K of Lynch Corporation and subsidiaries, for the year ended December 31, 1995.



McGladrey & Pullen, LLP
New York, New York
January 15, 1997